                                                                    EXHIBIT 99.9

[LOGO OF MERRILL LYNCH]
                           COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2005-SL1

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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[540,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                      WILSHIRE CREDIT CORPORATION SERVICER
                                DEUTSCHE BANK, NA

                                     TRUSTEE
                               FEBRUARY [23], 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH]

                           COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2005-SL1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MLMI 2005-SL1 - PRICE/YIELD - B5

Balance   $25,639,000.00  Delay          0             Index          LIBOR_1MO/100  WAC     10.3335  WAM    239
Coupon    6.1115          Dated          3/10/2005     Mult / Margin  1 / 3.5        NET    9.813477  WALA     6
Settle    3/10/2005       First Paymer   3/25/2005     Cap / Floor    999 / 0

                         SCENARIO 1      SCENARIO 2      SCENARIO 3        SCENARIO 4        SCENARIO 5          SCENARIO 6
                         ----------      ----------      ----------        ----------        ----------          ----------
YIELD                     -38.76           -30.61             -10.64         -18.97               -2.25                8.51
DISC MARGIN               -4,621           -3,673             -1,489         -2,384                -659                 436
WAL                         4.05             4.59               4.94           5.79                7.23                4.43
Principal Window         NA - NA          NA - NA      Mar08 - Mar09        NA - NA       Jul08 - Aug34       Mar08 - Aug34
LIBOR_1MO                    100% FWD         100%FWD            100% FWD       100% FWD            100% FWD            100% FWD
PREPAY                        20 CPR           30 CPR             40 CPR         20 CPR              30 CPR              40 CPR
Loss Severity                100%             100%               100%           100%                100%                100%
Servicer Advances            100%             100%               100%           100%                100%                100%
Liquidation Lag               12               12                 12             12                  12                  12
Optional Redemption      Call (N)         Call (N)           Call (N)       Call (N)            Call (N)            Call (N)

                          SCENARIO 7           SCENARIO 8        SCENARIO 9
                          ----------           ----------        ----------
Yield                         7.63                10.30               10.56
Disc Margin                    306                  595                 630
WAL                          10.12                 5.00                4.15
Principal Window     Nov09 - Aug34        Mar08 - Apr21       May08 - Dec17
LIBOR_1MO                      100% FWD             100% FWD            100% FWD
PREPAY                          20 CPR               30 CPR              40 CPR
Loss Severity                  100%                 100%                100%
Servicer Advances              100%                 100%                100%
Liquidation Lag                 12                   12                  12
Optional Redemption        Call (N)             Call (N)            Call (N)

SCENARIO 1 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 10 SCENARIO 2 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 10 SCENARIO 3 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 10 SCENARIO 4 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 8 SCENARIO 5 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 8 SCENARIO 6 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 8 SCENARIO 7 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 6 SCENARIO 8 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 6 SCENARIO 9 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 6

MLMI 2005-SL1 - PRICE/YIELD - B5

Balance     $   25,639,000.00  Delay          0           Index           LIBOR_1MO | 100    WAC    10.3335  WAM     239
Coupon                 6.1115  Dated          3/10/2005   Mult / Margin   1 / 3.5            NET   9.813477  WALA      6
Settle              3/10/2005  First Payment  3/25/2005   Cap / Floor     999 / 0

                      SCENARIO 1      SCENARIO 2   SCENARIO 3   SCENARIO 4         SCENARIO 5      SCENARIO 6      SCENARIO 7
YIELD                      -43.12         -39.13       -29.72       -25.48           -17.75             -0.38       -1.68
DISC MARGIN                -5,241         -4,761       -3,669       -3,190           -2,350              -543        -702

WAL                          3.61           3.80         4.32         4.77             5.50              5.06        9.09
PRINCIPAL WINDOW          NA - NA        NA - NA      NA - NA      NA - NA          NA - NA     Mar08 - Aug34     NA - NA

SHOCK(BPS)                  100BP          100BP        100BP        100BP            100BP             100BP       100BP
LIBOR_1MO                100% FWD       100% FWD     100% FWD     100% FWD         100% FWD          100% FWD    100% FWD
PREPAY                     20 CPR         30 CPR       40 CPR       20 CPR           30 CPR            40 CPR      20 CPR
LOSS SEVERITY                100%           100%         100%         100%             100%              100%        100%
SERVICER ADVANCES            100%           100%         100%         100%             100%              100%        100%
LIQUIDATION LAG                12             12           12           12               12                12          12
OPTIONAL REDEMPTION      Call (N)       Call (N)     Call (N)     Call (N)         Call (N)          Call (N)    Call (N)

                        SCENARIO 8       SCENARIO 9
YIELD                            9.76          11.63
DISC MARGIN                       442            635

WAL                              6.02           4.10
PRINCIPAL WINDOW        Mar08 - Aug34  Mar08 - Jul19

SHOCK(BPS)                      100BP          100BP
LIBOR_1MO                    100% FWD       100% FWD
PREPAY                         30 CPR         40 CPR
LOSS SEVERITY                    100%           100%
SERVICER ADVANCES                100%           100%
LIQUIDATION LAG                    12             12
OPTIONAL REDEMPTION          Call (N)       Call (N)

Scenario 1 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 10 Scenario 2 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 10 Scenario 3 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 10 Scenario 4 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 8 Scenario 5 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 8 Scenario 6 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 8 Scenario 7 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 6 Scenario 8 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 6 Scenario 9 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 6